UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

TRILLIUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36596	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trillium Therapeutics USA Inc.

100 CambridgePark Drive, Suite 510

Cambridge, Massachusetts, 02140

USA

(Address of principal executive offices, including zip code)

(416) 595-0627

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	TRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

The information in Item 7.01 below is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure

As of June 30, 2020, the last business day of the second quarter of Trillium Therapeutics Inc. (the “Company”), the Company determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the United States Securities Act of 1933, as amended. As a result, effective January 1, 2021, the Company has been required to comply with all of the periodic disclosure requirements of the United States Securities Exchange Act of 1934, as amended, applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past as a foreign private issuer, such as Forms 40-F and 6-K, among other requirements.

Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“US GAAP”). As required pursuant to Section 4.3(4) of Ontario Securities Commission National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial reports for the fiscal year ended December 31, 2020 in accordance with US GAAP, such interim financial reports having previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The restated unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended March 31, 2020 and 2019; (ii) the three and six months ended June 30, 2020 and 2019; and (iii) the three and nine months ended September 30, 2020 and 2019 (collectively, the “Restated Interim Financial Statements and MD&As”) have been prepared in accordance with US GAAP.

Other than as expressly set forth above, the Restated Interim Financial Statements and MD&As do not, and do not purport to, update or restate the information in the original unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended March 31, 2020 and 2019; (ii) the three and six months ended June 30, 2020 and 2019; and (iii) the three and nine months ended September 30, 2020 and 2019 (collectively, the “Original Interim Financial Statements and MD&As”) or reflect any events that occurred after the date of the filing of the Original Interim Financial Statements and MD&As.

The Original Interim Financial Statements and MD&As, which were prepared in accordance with IFRS, were filed with the SEC on Forms 6-K on May 15, 2020, August 12, 2020 and November 16, 2020, respectively. Copies of the Restated Interim Financial Statements and MD&As are attached as Exhibit 99.1, Exhibit 99.2, Exhibit 99.5, Exhibit 99.6, Exhibit 99.9 and Exhibit 99.10, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Restated Consolidated Interim Financial Statements for the three months ended March 31, 2020 and 2019 dated April 23, 2021
99.2	Restated Management’s Discussion and Analysis for the three months ended March 31, 2020 and 2019 dated April 23, 2021
99.3	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Executive Officer dated April 23, 2021, for the interim period ended March 31, 2020
99.4	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Financial Officer dated April 23, 2021, for the interim period ended March 31, 2020
99.5	Restated Consolidated Interim Financial Statements for the three and six months ended June 30, 2020 and 2019 dated April 23, 2021
99.6	Restated Management’s Discussion and Analysis for the three and six months ended June 30, 2020 and 2019 dated April 23, 2021
99.7	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Executive Officer dated April 23, 2021, for the interim period ended June 30, 2020
99.8	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Financial Officer dated April 23, 2021, for the interim period ended June 30, 2020
99.9	Restated Consolidated Interim Financial Statements for the three and nine months ended September 30, 2020 and 2019 dated April 23, 2021
99.10	Restated Management’s Discussion and Analysis for the three and nine months ended September 30, 2020 and 2019 dated April 23, 2021
99.11	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Executive Officer dated April 23, 2021, for the interim period ended September 30, 2020
99.12	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate - Chief Financial Officer dated April 23, 2021, for the interim period ended September 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021	Trillium Therapeutics Inc.

	By:	/s/ James Parsons
Name: James Parsons
Title: Chief Financial Officer